SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

June 8, 2016
(Date of earliest event reported)

Farmers & Merchants Bancorp
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000 – 26099	94-3327828
(Commission File Number)	(IRS Employer Identification No.)

111 West Pine Street, Lodi, California 95240
(Address of principal executive offices)       (Zip Code)

(209) 367-2300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(C))

Section 8 - Other Events

Item 8.01	Other Events

On June 8, 2016, Farmers & Merchants Bancorp (“Bancorp”) (OTCQX: FMCB) and Delta National Bancorp (“Delta”) (OTC Pink: DEBC) announced that they entered into an Agreement and Plan of Reorganization, dated as of June 8, 2016 (the “Agreement”), pursuant to which Delta will merge with and into Bancorp, and Delta Bank, National Association, the wholly owned subsidiary of Delta, will merge with and into Farmers & Merchants Bank of Central California, the wholly owned subsidiary of Bancorp.

A copy of the press release issued jointly by Bancorp and Delta announcing the execution of the Agreement is included as Exhibit 99.1 to this report and is incorporated herein by reference. Bancorp will be providing supplemental information and the Agreement in a subsequent report on Form 8-K.

Section 9 - Financial Statements and Exhibits

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits.

The following exhibit is filed herewith:

99.1	Press release issued jointly by Farmers & Merchants Bancorp and Delta National Bancorp on June 8, 2016.

SIGNATURE

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARMERS & MERCHANTS BANCORP

	By	/s/ Stephen W. Haley

Stephen W. Haley
Executive Vice President
& Chief Financial Officer

Date: June 9, 2016